VIA EDGAR

September 25, 2018

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     Touchstone Strategic Trust
File Nos. 002-80859/811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated September 4, 2018, to the Prospectus dated October 30, 2017, for the Touchstone International Growth Opportunities Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated September 4, 2018 (Accession No. 0000711080-18-000219) in XBRL for the Fund.

If you have any questions about this matter please contact Meredyth Whitford-Schultz at 513.357.6029.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

Jill McGruder
President